  EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, the undersigned, Patrick Goepel, Chief Executive Officer, of Forgent Networks, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted by  Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2009 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PATRICK GOEPEL
Patrick Goepel
Chief Executive Officer
November 6, 2009

A signed original of this written statement required by Section 906 has been provided to Forgent Networks, Inc. and will be retained by Forgent Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.  The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.